AETNA SERIES FUND, INC.
                                 Classes A, B, C
                                      and I

                         Supplement dated April 1, 1999

The information in this Supplement for Aetna Series Fund, Inc. amends the information contained in the Class A, Class B and Class C Prospectus and the Class I Prospectus, each dated March 1, 1999. This Supplement should be read with each Prospectus.


The following replaces the first paragraph and first three bullets of the section entitled "Aetna Small Company Fund (Small Company) - Principal Investment Strategies" on page 8 of the Class A, Class B and Class C Prospectus and on page 8 of the Class I Prospectus:

Principal Investment Strategies Under normal market conditions, Small Company invests at least 65% of its total assets in common stocks of small-capitalization companies, defined as:

o The 2,000 smallest of the 3,000 largest U.S. companies (as measured by market capitalization).
o All companies not included above that are included in the Standard & Poor's SmallCap 600 Index or the Russell 2000 Index.
o Companies with market capitalizations lower than any companies included in the first two categories.

For purposes of the 65% policy, the largest company in this group in which Small Company intends to invest currently has a market capitalization of approximately $1.5 billion.


Effective April 1, 1999, the following replaces the section entitled "Growth & Income Funds - Balanced - Carl Baker" on page 35 of the Class A, Class B and Class C Prospectus and on page 32 of the Class I Prospectus:

Steven C. Huber, Managing Director, Aeltus, has been managing fixed-income securities for the Fund since April 1999. Mr. Huber joined the Aetna organization in 1987 as a quantitative analyst and has been managing fixed-income portfolios since 1989.


Effective April 1, 1999, the following replaces the section entitled "Income Funds - Money Market" on page 36 of the Class A, Class B and Class C Prospectus and on page 33 of the Class I Prospectus:

Len Carlson, Managing Director, Aeltus, has been managing Money Market since April 1999. Mr. Carlson joined the Aetna organization in 1985 as an investment analyst, and has been managing fixed-income portfolios for several institutional accounts since 1987.


Effective April 1, 1999, the following replaces the section entitled "Generation Funds - Ascent, Crossroads, Legacy - Carl Baker" on page 36 of the Class A, Class B and Class C Prospectus and on page 33 of the Class I Prospectus:

Steven C. Huber, Managing Director, Aeltus, has been managing fixed-income securities since April 1999. Mr. Huber joined the Aetna organization in 1987 as a quantitative analyst and has been managing fixed-income portfolios since 1989.


Effective April 1, 1999, the following replaces the section entitled "Generation Funds - Ascent, Crossroads, Legacy - Jeanne Wong-Boehm" on page 36 of the Class A, Class B and Class C Prospectus and on page 33 of the Class I Prospectus:

Len Carlson, Managing Director, Aeltus, has been managing money market investments since April 1999. Mr. Carlson joined the Aetna organization in 1985 as an investment analyst, and has been managing fixed-income portfolios for several institutional accounts since 1987.


PO37  (4/99)                                                          April 1999